UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 24 2026

Manhattan Bridge Capital, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York	000-25991	11-3474831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Cutter Mill Road, Great Neck, NY	11021
(Address of Principal Executive Offices)	(Zip Code)

(516) 444-3400

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.001 per share	LOAN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 24, 2026, Manhattan Bridge Capital, Inc. (the “Company”) entered into an amendment (the “Amendment”) to its Amended and Restated Credit and Security Agreement, as amended prior to the Amendment (the “Agreement”), among the Company, the guarantors party thereto, Webster Bank, National Association (“Webster”), the other lenders from time to time party thereto (the “Lenders”), and Webster, as agent for the Lenders (in such capacity, the “Agent”).

Among other things, the Amendment (i) extended the term of the Credit Agreement through March 31, 2026; (ii) provided for the departure of Mizrahi Tefahot Bank Ltd. as a Lender under the Agreement; and (iii) reallocated the revolving commitments of the remaining Lenders to account for such departure.

In connection with such reallocation, the Company executed a Second Amended and Restated Revolving Credit Note in favor of Webster increasing the original principal amount from $15,000,000 to $22,500,000 (the “Webster Note”), which replaced the Amended and Restated Revolving Credit Note previously delivered by the Company to Webster.

This summary is qualified in its entirety by reference to the full text of the Amendment and the Webster Note, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 9 to Amended and Restated Credit and Security Agreement, dated February 24, 2026, among the Company, the Guarantors party thereto, the Lenders party thereto, and Webster Bank, National Association as lender and agent.
10.2	Second Amended and Restated Revolving Credit Note, dated February 24, 2026, issued by the Company in favor of Webster Bank, National Association.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANHATTAN BRIDGE CAPITAL, INC.

Date: February 25, 2026	By:	/s/ Assaf Ran
	Name:	Assaf Ran
	Title:	President and Chief Executive Officer